                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported)    January 27, 1999
                                                          ----------------



                                CROWN PAPER CO.
                                ---------------
             (Exact name of registrant as specified in its charter)



             Virginia                     33-93494               54-1752385
   (State or other jurisdiction         (Commission            (IRS Employer
         of incorporation)              File Number)         Identification No.)

           300 Lakeside Drive, Oakland CA                        94612-3592
      (Address of principal executive offices)                   (Zip Code)


      Registrant's telephone number, including area code    (510) 874-3400
                                                            --------------


                                  Not Applicable
                                  --------------
         (Former name or former address, if changed since last report)

Item 5.  Other Events.

         See exhibit 99.1 for copy of news release.


Item 7.  Financial Statements and Exhibits.

         (c)    Exhibits

        Exhibit No.                                 Description
----------------------------    ------------------------------------------------
            99.1                    Weak fourth quarter 1998 pulp and paper
                                    pricing, fourth quarter 1998 charges and
                                    Nasdaq hearing.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     CROWN PAPER CO.


February 3, 1999                         /s/ Michael J. Hunter
                                        ----------------------------------------
                                                    Michael J. Hunter
                                        Vice President, Chief Accounting Officer